Electronically Filed
8/17/2017 4:06 PM
Steven D. Grierson
CLERK OF THE COURT

COMP
Jay A. Shafer, Esq.
Nevada Bar No. 9184
PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@premierlegalgroup.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **PACIFIC BLUE ENERGY CORP., a Nevada Corporation,**	Case No. A-17-760155-P Dept. No. Department 6 **EXEMPT FROM ARBITRATION** **(Equitable Relief Requested)**

APPLICATION FOR APPOINTMENT OF CUSTODIAN [NRS 78.347(1)(b)]

Pursuant to NRS 78.347 (1)(b), Petitioner CUSTODIAL MANAGEMENT LLC, [hereinafter "CUSTODIAL MANAGEMENT"] by and through its attorney of record, Jay A. Shafer, Esq., of the law firm of Premier Legal Group, hereby applies to this Court for an Order appointing Petitioner custodian of PACIFIC BLUE ENERGY CORP.

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This application is made and based upon the following Memorandum of Points and Authorities, the Exhibits and Affidavit attached hereto, and any oral argument this Court may entertain at the hearing on this matter.

Dated this 17th day of August, 2017,

PREMIER LEGAL GROUP

By:______________________
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

NOTICE OF MOTION/APPLICATION FOR APPOINTMENT OF CUSTODIAN

PLEASE TAKE NOTICE that the undersigned counsel will bring the foregoing motion and application on for hearing in Department VI of the above-entitled Court on the 26 day of September, 2017, at 8:30 a.m./p.m. or as soon thereafter as counsel may be heard.

Dated this 17th day of August, 2017,

PREMIER LEGAL GROUP

By:______________________
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Petitioner
CUSTODIAL MANAGEMENT

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

MEMORANDUM OF POINTS AND AUTHORITIES

I. INTRODUCTION

A stockholder may apply to the Court for appointment as the custodian of a corporation if that corporation has abandoned it business and filed to take steps to dissolve, liquidate or distribute its assets. PACIFIC BLUE ENERGY CORP. has abandoned its business and failed to take steps to dissolve, liquidate and distribute its assets.

Petitioner CUSTODIAL MANAGEMENT LLC is a stockholder of PACIFIC BLUE ENERGY CORP. and hereby applies to this Court for appointment as the custodian of PACIFIC BLUE ENERGY CORP. in order to continue the business for the corporation, for the benefit of the corporation and its stockholders.

II. LEGAL QUALIFICATIONS OF CUSTODIAN

Section 78.347(b) of the Nevada Revised Statutes provides that:

> I. Any Stockholder may apply to the district court to appoint one or more persons to be custodian of the corporation, and, if the corporation is insolvent, to be receivers of the corporation when:
>
> (b) The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with this chapter.

The Stockholder applying for custodianship must provide an affidavit attesting to the following information as outlined in NES78.347 (2):

1. A detailed list of all previous applications to a court in an jurisdiction for a custodianship of a publicly traded corporation that were filed by the applicant or an affiliate of subsidiary of the applicant NRS 78.347(2)(a).
2. If an application listed in paragraph (a) was approved, a detailed description of the activities performed during the custodianship by the applicant or the affiliate or subsidiary of the applicant. NRS 78.347(2)(b).

PREMIER LEGAL GROUP
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Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

3. A description of the current corporate status and business: operation of any publically traded corporation for which the applicant and any affiliate of subsidiary of the applicant has held a custodianship. NRS 78.347(2)c.
4. A full disclosure of any and all previous criminal, administrative, civil, or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations or convictions concerning the applicant and any affiliate or subsidiary of the applicant. NRS 87.347(2)(d).
5. Evidence of reasonable efforts by the applicant to contact the officers and directors of the corporation for which the custodianship is sought. NRS 87.347(2)(e).
6. Evidence of a demand by the applicant to the officers and directors of the corporation for which the custodianship is sought that the corporation comply with the provisions of chapter 78 of NES and that the applicant did not receive a response. NRS 78.347(2)(f).

A stock holder granted custodianship of a corporation must comply with the following provisions set forth in NRS 78.347:

1. The custodian must submit evidence of compliance with NRS 78.180 or 80.170 to the district court. NRS 78.347(3)(a).
2. Provide reasonable notice to all shareholders of record of a shareholder meeting to be held within a reasonable time after an application for custodianship or receivership has been granted. The custodian must submit evidence of compliance with this paragraph to the district court. NRS 78.347(3)(b).
3. Provide the district court with a report of the actions taken at the shareholder meeting notices by the custodian. NRS 78.347(3)(c).
4. Provide the district court with periodic reports, at intervals to be determined by the court, of the activities of the custodian and the board of directors and the progress of the corporation. NRS 78.347(3)(d).
5. Provide any other information deemed necessary by the court. NRS 78.347(3)(e).

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

6. Within 10 days after being appointed custodian by the court, the custodian must file with the Secretary of State an amendment to the articles of incorporation containing the following information.
    a. Disclosures of any previous criminal, administrative, civil, or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian. NRS 78.347(4)(a).
    b. A statement indicating that reasonable attempts were made to contact the officers and directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. NRS 78.347(4)(b)(1).
    c. A statement indicating that the custodian is in fact continuing the business and attempting to further the interests of the shareholders. 78.347(4)(b)(2).
    d. A statement indicating that the custodian will reinstate or maintain the corporate charter. 78.347(4)(b)(3).
    e. Any other information required by regulation to be submitted to the Secretary of State. 78.347 (4)(e)

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

In accordance with Chapter 78 of the Nevada Revised Statutes, Petitioner meets the qualifications for custodianship for appointment as custodian PACIFIC BLUE ENERGY CORP

III. PETITIONER REQUESTS APPOINTMENT AS CUSTODIAN

In compliance with NRS 78.347(2), Petitioner hereby applies for custodianship of PACIFIC BLUE ENERGY CORP. and submits the attached affidavit attesting to the following information:

1. Petitioner is qualified, ready and able to serve as custodian for PACIFIC BLUE ENERGY CORP. and believes it can restore the corporation for the benefit of the corporation and its stockholders, including petitioner. See Declaration of JOSEPH C. PASSALAQUA, attached as Exhibit "A" hereto.

2. Petitioner is an experienced investor and business manager, specializing in creative corporate funding solutions, including but not limited to corporate restructures, mergers and acquisitions. He has experiencing in creating, revising and managing sound business and marketing plans for both investors and the company to succeed. He oversaw corporate projects to fund businesses for both start-ups and established corporations, including necessary due diligence and management of corporate organizations. Petitioner provided and continue to provide corporate governance, financial and structural assistance to numerous companies, with successes ranging from corporate buyouts and/or mergers with thriving companies. See Affidavit of JOSEPH C. PASSALAQUA attached as Exhibit "A" hereto.

3. In addition, petitioner has worked to run companies that range from manufacturing and production, to brand development and technology, marketing and sales. Petitioner brings extensive knowledge of both the inner workings of corporate management, along with an understanding of the needs of entrepreneurial enterprises.

4. Petitioner has not been the subject of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations, or convictions. See Exhibit "A".

5. On July 10, 2017, Petitioner notified PACIFIC BLUE ENERGY CORP of the deficiencies and Petitioner's intent to proceed by sending a certified letter via United States Postal Service. Service was made upon the corporation's managing officers as there was no registered agent and no other address found for the business. Petitioner sent the letter to all registered officers of the corporation including Joel Franklin at 1016 West University Avenue #218, Flagstaff Arizona 86001 (Certified No. 70161730000056817556), and Luniel De Beer at 1016 West University Avenue #218, Flagstaff Arizona 86001 (Certified No. 70161730000056817549). Both letters came back as rejected and not at this

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

address. A copy of all returned letters and mailing receipts are attached hereto as Exhibit "B".

6. This letter demanded pursuant to Nevada Revised Statutes ("N.R.S.") Chapter 78.347(2)(f) that PACIFIC BLUE ENERGY CORP. (a) bring current its filings with the Nevada Secretary of State (N.R.S. 78.710): (b) maintain a registered agent within the State of Nevada (N.R.S. 78.150); and (c) hold an annual meeting of stockholders (N.R.S. 78.710). The letter further demanded that the corporation become current with its periodic reporting obligations under the Securities Exchange Act of 1934. No response has yet been received by Petitioner. A true and accurate copy of the letter is attached as Exhibit "C" hereto.
7. Multiple attempts by Petitioner to contact the corporation by last known telephone numbers and email addresses were likewise unsuccessful. See Exhibit "A" hereto.

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

IV. <u>BACKGROUND OF PACIFIC BLUE ENERGY CORP</u>

1. PACIFIC BLUE ENERGY CORP. was incorporated on April 3, 2007, in the State of Nevada.
2. PACIFIC BLUE ENERGY CORP's corporate charter is permanently revoked by the Nevada Secretary of State for failure to file its annual list of officers and directors and pay its annual franchise text for the year 2010 forthwith. The corporation has likewise failed to hold an annual meeting of stockholders since 2010. A true and accurate copy of the Nevada Secretary of State record is attached as Exhibit "D" hereto.
3. PACIFIC BLUE ENERGY CORP. is, and at all pertinent times was, a public corporation with shares issued to stockholders. The corporation maintains a listing on the Over The Counter Pink Sheets under the ticker symbol "PBEC". The corporation has failed to provide "adequate current public information" as defined in Rule 144, promulgated under the Securities Act of 1933, and is thus subject to revocation by the Securities and Exchange Commission pursuant to Section 12(k) of the Exchange Act.

4. Petitioner is, and has been a stockholder of Twenty-Thousand shares of PACIFIC BLUE ENERGY CORP., since June 1 2017. A true and accurate copy of Petitioner's Alpine Securities Account is attached as Exhibit "E" hereto.

V. <u>REQUEST FOR APPOINTMENT OF PETTITIONER AS CUSTODIAN</u>

Petitioner respectfully requests that the Court issue an order as follows:

1. Nevada law provides that a stockholder of a corporation that has abandoned it business and failed to take the steps to dissolve, liquidate or distribute its assets may apply to the Court for the appointment of a custodian. <u>NRS 78.347</u>. PACIFIC BLUE ENERGY CORP. has allowed its corporate status to lapse and has seemingly completely ceased to operate. Because, PACIFIC BLUE ENERGY CORP., has abandoned it business, Petitioner, as a stockholder, respectfully requests that the Court appoint him as the custodian of PACIFIC BLUE ENERGY CORP., so that it may continue the business of the corporation to the benefit of both PACIFIC BLUE ENERGY CORP., and its stockholders. <u>NS 78.347</u> ([T]he authority of the custodian is to continue business of the corporation and not to liquidate its affairs or distribute its assets…").
2. That the Petitioner be appointed Custodian of PACIFIC BLUE ENERGY CORP, INC. for the purpose of paying back fees owed to the State of Nevada and appointing a new registered agent, and to begin a positive direction PACIFIC BLUE ENERGY CORP. to proceed.
3. That Petitioner, as Custodian, call a Special Meeting of the stockholder of PACIFIC BLUE ENERGY CORP. to be held subject to the terms and conditions hereinafter specified (the "Meeting"), for the sole purpose of electing, from among such persons as might be nominated to stand for election from the floor at the meeting, a board of directors of PACIFIC BLUE ENERGY CORP., to serve until the next successors of the elected directors might be elected or appointed and qualified.

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

4. That the meeting be declared by the Court to be an Annual Meeting, and that the Petitioner be designated by the Court in advance as Chairman to conduct the meeting and to appoint a person to make a record of the meeting.
5. That the meeting be held at a location and at a time and date to be selected by Petitioner, which is not a weekend or a legal holiday, and which is more than ten (10) days for the date on which copies of a notice of the meeting shall be mailed in a manner that is consistent with Nevada statutes, the company's bylaws and any orders as the Court might make and enter.
6. That the persons and entities entitled to receive notice of the stockholders meeting are the record owners of the stock certificates and the registered officers and directors of PACIFIC BLUE ENERGY CORP. specified in its stockholder lists and that notice shall be mailed to the addresses under their respective names and the business records.
7. That such share of PACIFIC BLUE ENERGY CORP. as are owned by stockholders of record and are represented at the stockholder meeting in person or by a valid proxy shall constitute a quorum to conduct an election of directors of PACIFIC BLUE ENERGY CORP., and shall otherwise be entitled to participate in the stockholder meeting and to vote in the election.
8. That Petitioner, as custodian, report back to this Court after the Meeting to inform the Court of actions taken at the Meeting.
9. In the event the Court determines that its order has been complied with in respect of such stockholder meeting and election of directors, for a written order providing that the persons elected at the stockholder meeting shall be the directors of PACIFIC BLUE ENERGY CORP.
10. That Petitioner report back to this Court at intervals determined by the Court for as long as the custodianship is maintained or as long as this Court deems necessary.

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

VI. CONCLUSION

Based on the foregoing, Petitioner CUSTODIAL MANAGEMENT LLC submits it is proper and appropriate for the Court to appoint Petitioner as Custodian of PACIFIC BLUE ENERGY CORP.

Dated this 17th day of August, 2017.

PREMIER LEGAL GROUP

By:____________________________

Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
(702) 794-4421 Facsimile
jshafer@premierlegalgroup.com
Attorneys for Petitioner CUSTODIAL MANAGEMENT

Exhibit "A"

Exhibit "A"

DECLARATION OF STOCKHOLDER IN SUPPORT OF APPLICATION FOR APPOINTMENT AS CUSTODIAN OF PACIFIC BLUE ENERGY CORP.

COUNTY OF ONONDAGA
) ss:
STATE OF NEW YORK)

I, Joseph C. Passalaqua of 106 Glenwood Dr. S., Liverpool, NY 13090, being first duly sworn and under penalty of perjury, hereby swears and says the following: that Declarant has personal knowledge of the facts set forth hereunder and is competent to testify to the same, that Declarant makes this Declaration in Support of the Application for Appointment as Custodian and if so called to testify could testify competently about the facts set forth herein.

1. Custodial Management LLC ("Petitioner") through Joseph C. Passalaqua holds Twenty Thousand (20,000) shares of stock in Pacific Blue Energy Corp., a Nevada Corporation.

2. Neither Petitioner nor any of Petitioner's affiliates or subsidiaries have been the subject of any known criminal, administrative, or civil investigations, violations, or convictions by the National Association of Securities Dealers, Inc., or the Securities and Exchange Commission.

3. **PACIFIC BLUE ENERGY CORP.** appears to have abandoned its business and has not complied with Chapter 78 of the Nevada Revised Statutes. Petitioner's due diligence resulted in a telephone number for Pacific Blue Energy Corp., 1-928-226-0722, which connects to an entity "Client Services Today".

4. Petitioner found a website as www.pacificblueenergycorp.com listed for Pacific Blue Energy Corp., which is a domain for sale.

5. Petitioner found NO email address for Pacific Blue Energy Corp.

6. As a stockholder, Petitioner reviewed the information listed with the Nevada Secretary of State at nvsos.gov, and has searched for additional addresses for the officers and directors on the U.S. District Court's website, www.pacer.gov, the Eighth Judicial District Court's

website at www.clarkcountycourts.us/ and has also conducted searches for company contact information through www.google.com, www.sec.gov, and www.otcmarkets.com. All addresses listed for the company and its officers were out of Arizona, specifically the address of 1016 W. University Avenue #218 Flagstaff, Arizona 86001, which is the same address listed for all officers of the corporation on the Nevada Secretary of State page. The company has no active registered agent and petitioner could locate no other addresses for the company.

7. On July 10, 2017, Petitioner caused demands for compliance with Chapter 78 of the Nevada Revised Statutes to be sent the address listed for the Officers and Directors of Pacific Blue Energy Corp., with the Nevada Secretary of State via Certified Mail, Return Receipt Requested. Petitioner also sent demands for compliance to the other known addresses for Pacific Blue Energy Corp, via Certified Mail, Return Receipt Requested. The Officers and Directors have failed or refused to respond or take any action to reinstate Pacific Blue Energy Corp.

8. Petitioner is qualified, ready, and able to serve as custodian for Pacific Blue Energy Corp., and believes it can restore the corporation for the benefit of the corporation and its stockholders, including Petitioner.

9. I am an experienced investor, entrepreneur and business manager, specializing in building new and existing businesses from the ground up, including but not limited to corporate restructures, mergers and acquisitions. I have experiencing in creating, revising and managing sound business and marketing plans for both investors and the company to succeed.

10. I oversaw corporate projects to fund businesses for both start-ups and established corporations, including necessary due diligence and management of corporate organizations as an officer/director of more than a dozen public companies.

11. I provided and continue to provide corporate governance, financial and structural assistance to companies, with successes of mergers with thriving companies. In addition, petitioner and its management team have worked to run companies that range from communications to technology, marketing and sales. Petitioner brings extensive knowledge of both the inner workings of corporate management, along with an understanding of the needs of entrepreneurial enterprises.

12. I have not been the subject of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations, or convictions

I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT AND THAT THE FOREGOING DECLARATION WAS EXECUTED THIS 11 DAY OF AUGUST, 2017.

CUSTODIAL MANAGEMENT, LLC

Joseph C Passalaqua

Joseph C. Passalaqua, President

Exhibit "B"

Exhibit "B"

7016 1370 0000 5681 7549

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Sent To: Luniel De Beer
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1016 W. University Ave. #218
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1016 W. University Ave. #218
Flagstaff, AZ

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9590 9402 2997 7094 7792 62

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Exhibit "C"

Exhibit "C"

Premier Legal Group

Attorneys at Law

1333 N. Buffalo Drive, Suite 210 • Las Vegas, Nevada 89128

Telephone: 702.794.4411 • Facsimile: 702.794.4421 • Web: www.premierlegalgroup.com

July 10, 2017

VIA CERTIFIED UNITED STATES MAIL

Luniel De Beer
1016 W. University Avenue #218
Flagstaff, AZ 86001

Joel Franklin
1016 W. University Avenue #218
Flagstaff, AZ 86001

Re: Demand for Cure and Other Relief
Pacific Blue Energy Corp.

Ms. De Beer and Mr. Franklin,

Please be advised that this firm represents Custodial Management LLC, a Nevada Limited Liability Corporation, and a stockholder of Pacific Blue Energy Corp., a Nevada Corporation. This letter is sent in the hope of resolving a number of issues that continue to perturb Custodial Management LLC and other shareholders. It is our belief that Pacific Blue Energy Corp. has been abandoned without proper liquidation or dissolution of the company.

Let this letter serve as notice that failure to adhere to the Nevada Revised Statutes Chapter 78.347(2)(f), with all requirements, including but not limited to: Update and maintain a Registered Agent within the State of Nevada [NRS 78.090], File an annual report with the Nevada Secretary of State [NRS78.150], hold regular meetings of shareholders [NRS 78.710]. As well, you are required to publish information pursuant to Rule 144(c) of the Securities Act of 1933. Failure to do so advertently harms all shareholders' liquidity in the Corporation.

Premier Legal Group

Please note that failure to comply with our client's demands before **August 14, 2017** will leave no options outside of pursuing Appointment of Custodianship by a Nevada state court. Please govern your actions accordingly.

Very truly yours,

Jay A. Shafer, Esq.

Exhibit "D"

Exhibit "D"

PACIFIC BLUE ENERGY CORP.

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Business Entity Information

Status:	Permanently Revoked	File Date:	4/3/2007
Type:	Domestic Corporation	Entity Number:	E0232162007-9
Qualifying State:	NV	List of Officers Due:	4/30/2011
Managed By:		Expiration Date:	
NV Business ID:	NV20071468491	Business License Exp:	4/30/2011

Additional Information

Central Index Key:	0001410187

Registered Agent Information

Registered Agent resigned

Financial Information

No Par Share Count:	0	Capital Amount:	$ 300,000.00
Par Share Count:	290,000,000.00	Par Share Value:	$ 0.001
Par Share Count:	10,000,000.00	Par Share Value:	$ 0.001

Officers

☐ Include Inactive Officers

Director - LUNIEL DE BEER

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

President - JOEL FRANKLIN

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Secretary - JOEL FRANKLIN

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ

Zip Code:	86001	Country:	USA
Status:	Active	Email:	
Treasurer - JOEL FRANKLIN			
Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	
Director - JOEL FRANKLIN			
Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Actions\Amendments

Click here to view 11 actions\amendments associated with this company

101 N Carson Street Suite 3 Carson City, NV 89701 | (775) 684-5708

Entity Actions for "PACIFIC BLUE ENERGY CORP."

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1 - 11 of 11 actions

Actions\Amendments

Action Type:	Commercial Registered Agent Resignation		
Document Number:	20120763450-70	# of Pages:	6
File Date:	11/8/2012	Effective Date:	

(No notes for this action)

Action Type:	Acceptance of Registered Agent		
Document Number:	20100751524-77	# of Pages:	1
File Date:	10/5/2010	Effective Date:	

(No notes for this action)

Action Type:	Annual List		
Document Number:	20100462271-85	# of Pages:	2
File Date:	6/25/2010	Effective Date:	

(No notes for this action)

Action Type:	Commercial Registered Agent Resignation		
Document Number:	20100440780-86	# of Pages:	16
File Date:	6/14/2010	Effective Date:	

(No notes for this action)

Action Type:	Amended List		
Document Number:	20090745008-65	# of Pages:	2
File Date:	10/19/2009	Effective Date:	

(No notes for this action)

Action Type:	Amended & Restated Articles		
Document Number:	20090742991-03	# of Pages:	6
File Date:	10/16/2009	Effective Date:	

Previous Stock Value: Par Value Shares: 50,000,000 Value: $ 0.001 No Par Value Shares: 0 ———————— Total Authorized Capital: $ 50,000.00 New Stock Value: Par Value Shares: 290,000,000 Value: $ 0.001 Par Value Shares: 10,000,000 Value: $ 0.001 No Par Value Shares: 0 ———————— Total Authorized Capital: $ 300,000.00

Action Type:	Annual List		
Document Number:	20090381025-50	# of Pages:	1

File Date:	4/30/2009	Effective Date:	
(No notes for this action)			
Action Type:	Annual List		
Document Number:	20080307490-03	# of Pages:	1
File Date:	4/30/2008	Effective Date:	
08/09			
Action Type:	Amended List		
Document Number:	20070454283-85	# of Pages:	1
File Date:	7/2/2007	Effective Date:	
(No notes for this action)			
Action Type:	Initial List		
Document Number:	20070257775-52	# of Pages:	1
File Date:	4/13/2007	Effective Date:	
(No notes for this action)			
Action Type:	Articles of Incorporation		
Document Number:	20070230268-50	# of Pages:	4
File Date:	4/3/2007	Effective Date:	
Initial Stock Value: Par Value Shares: 50,000,000 Value: $ 0.001 No Par Value Shares: 0 ——— Total Authorized Capital: $ 50,000.00			

Return to Entity Details for "PACIFIC BLUE ENERGY CORP."

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ALPINE SECURITIES
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CHOOSE YOUR ACCOUNT: [redacted] JOSEPH C PASSALAQUA [redacted]

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Tenants in Common
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BALANCES

Type	Credit /(Debit) Balance
[redacted]	[redacted]
Balances Total	[redacted]

EQUITIES

Account Type	Quantity	Symbol	Security Description	Current Price	$ Change From Previous Day Close	% Change From Previous Day Close	Market Value	Market Value Change From Previous Day Close*	Market Information	Ext Hld
CASH	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	Open: .0001 High: 0.00(-0.0002) Vol : 0k Low : 0.0001(0.0000)	
CASH	20,000	PBEC	PACIFIC BLUE ENERGY CORP	0.00	$0.00	0.00%	$29.14	$30.00	Open: .0015 High: 0.01(-0.0045) Vol : 0k Low : 0.0001(+0.0014)	
Equities Total						-2223463.19%	$19,112.03	$19,112.89		
GRAND TOTAL							[redacted]			

*The Market Value Change From Previous Day Close column is based on the current number of shares and the previous day close price. It does reflect intraday trades.

Valuation of securities is obtained from independent sources. While these sources are considered reliable, prices are approximations and may not reflect prevailing market quotes, especially for fixed income securities. The Current Price of securities is rounded to three decimal places. The Current Value of securities is calculated using the unrounded price. These valuations are provided only as a general guide to the portfolio value.

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Exhibit "E"

Exhibit "E"